SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report:  August 27, 1996
                                ---------------



               HOUSEHOLD CONSUMER LOAN TRUST 1996-2
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)



                  HOUSEHOLD FINANCE CORPORATION
      ----------------------------------------------------
                  (Administrator of the Trust)
      (Exact name as specified in Administrator's charter)

                                                       To Be
      Delaware                 333-992              Applied For
- - ----------------------  -------------------------  --------------
(State or other juris-  (Commission File Numbers)  (IRS Employer
diction of incorpora-                              Identification
tion of Administrator)                               Number of
                                                     Registrant)


  2700 Sanders Road, Prospect Heights, Illinois          60070
- - -----------------------------------------------------------------
(Address of principal executive offices of               (Zip Code)
     Administrator)


                          847/564-5000
      -----------------------------------------------------
      Administrator's telephone number, including area code

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Item 5.  OTHER EVENTS

         On August 27, 1996, the Registrant issued and sold its Household Consumer Loan Asset Backed Notes, Series 1996-2, Class A-1, Class A-2, Class A-3 and Class B. Attached as exhibits hereto are copies of certain of the executed principal agreements relating to the issuance, offering and sale of the Notes, forms of which were filed as exhibits to the Registration Statement (File Nos. 333-6047, 333-6047-01 and 333-6047-02).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits
         --------

           1.        Underwriting Agreement

           4.1       Trust Agreement

           4.2       Indenture.

          10.3       Series 1996-2 Supplement.

          10.4       Administrative Agreement.


























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                            SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                              HOUSEHOLD FINANCE CORPORATION,
                         as Administrator of and on behalf of the
                           HOUSEHOLD CONSUMER LOAN TRUST 1996-2
                           ------------------------------------
                                       (Registrant)



                         By:  /s/ J. W. Blenke
                              -----------------------------------
                              J. W. Blenke
                              Assistant Secretary



Dated: September 9, 1996
       ---------------


















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                          EXHIBIT INDEX


Exhibit
Number     Exhibit                                       Page
- - -------    -------                                       ----



 1.       Underwriting Agreement.                          5

 4.1      Trust Agreement.                                34

 4.2      Indenture.                                      90

10.3      Series 1996-2 Supplement.                      185

10.4      Administrative Agreement.                      219






























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